UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of earliest event reported): February 9, 2026
MUELLER WATER PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 Abernathy Road N.E.
Suite 1200
Atlanta, Georgia 30328
(Address of Principal Executive Offices)
(770) 206-4200
(Registrant’s telephone number, including area code)
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MWA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Mueller Water Products, Inc. (the "Company") held its annual meeting of stockholders on February 9, 2026. The stockholders of the Company voted on the following five items:

1.	The election of nine directors to terms ending in 2027.
2.	An advisory resolution on the compensation of the Company’s named executive officers.
3.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2026.
Proposal 1. Each of the nominees listed below was elected as a director of the Company based on the following votes:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Christian A. Garcia	132,726,428	1,742,778	64,447	6,438,967
Brian C. Healy	111,596,832	22,872,065	64,756	6,438,967
Paul McAndrew	133,710,880	758,806	63,967	6,438,967
Christine Ortiz	132,064,490	2,367,863	101,300	6,438,967
Gregg C. Sengstack	133,135,339	1,205,467	192,847	6,438,967
Jeffery S. Sharritts	129,410,008	5,057,954	65,691	6,438,967
Bentina Chisolm Terry	134,112,227	227,749	193,677	6,438,967
Stephen C. Van Arsdell	130,334,016	4,135,907	63,730	6,438,967
Leland G. Weaver	134,030,493	439,957	63,203	6,438,967
Proposal 2. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers received the following votes:

Votes for approval	127,117,915
Votes against approval	7,301,016
Abstentions	114,722
Broker Non-Votes	6,438,967
Proposal 3. The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2026 received the following votes:

Votes for approval	137,890,921
Votes against approval	2,994,131
Abstentions	87,568

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Mueller Water Products, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 12, 2026	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Chason A. Carroll
Chason A. Carroll
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary